UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 7, 2020
ITERIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08762	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Carnegie Ave., Suite 100, Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (949) 270-9400

Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
On December 6, 2020, Iteris, Inc. (“Iteris” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with TrafficCast International, Inc. (“TrafficCast”), a privately held company headquartered in Madison, Wisconsin that provides travel information technology, applications and content to customers throughout North America in the media, mobile technology, automotive and public sectors. Under the Purchase Agreement, the Company agreed to purchase from TrafficCast the assets of TrafficCast, composed of its travel information technology, applications and content (the “Business”). The transaction closed on December 7, 2020.

Under the Purchase Agreement, Iteris purchased from TrafficCast substantially all of the assets used in the conduct of the Business and assumed certain specified liabilities of the Business in exchange for a total purchase price of up to $17,000,000, with $15,000,000 paid in cash on the closing date, $1,000,000 held back as security for certain post-closing adjustments and post-closing indemnity obligations of TrafficCast, and a $1,000,000 earn out, that if earned, will be paid over two years based on the Business’ achievement of certain revenue targets. The Purchase Agreement also provides for customary post-closing adjustments to the purchase price tied to working capital balances of the Business at closing.

The parties also entered into certain ancillary agreements that will provide Iteris with ongoing access to mapping and monitoring services that the Business uses to support its real-time and predictive travel data and associated content.

The Purchase Agreement contains various representations, warranties and covenants of the parties. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosures made to the other parties in connection with the Purchase Agreement, (ii) are subject to the materiality standards contained in the Purchase Agreement, (iii) were made only as of the date of the Purchase Agreement or such other date as is specified therein, and (iv) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. The Purchase Agreement has been included to provide stockholders with information regarding its terms. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the Business. The Purchase Agreement also contains customary indemnification obligations of TrafficCast.

The foregoing is a summary of the terms of the Purchase Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including without limitation forward-looking statements relating to the Company’s ability to realize the benefits of the transaction, the Company’s future opportunities with the Business, and the Company’s ability to carry out integration strategies successfully and in a cost-effective basis. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict, and actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to: our ability to transition customers successfully and otherwise work with TrafficCast customers; our ability to achieve anticipated benefits from the transaction; difficulties and risks in restructurings; effects of the transaction on relationships with employees, suppliers, customers and other business partners; the need to retain and motivate employees; government funding and budgetary issues and timing, including in light of the COVID-19 pandemic; and the impact of general economic, political and other conditions, including the impacts of COVID-19, in the markets we address. Further information, including additional risk factors that may affect our forward-looking statements, is contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K, and our other SEC filings that are available through the SEC’s website (www.sec.gov).

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Adoption of the Iteris, Inc. 2020 Employment Inducement Incentive Award Plan.

On December 4, 2020, the Board of Directors (the “Board”) of the Company approved the Iteris, Inc. 2020 Employment Inducement Incentive Award Plan (the “Inducement Plan”). The terms of the Inducement Plan are substantially similar to the terms of the Company’s 2016 Omnibus Incentive Plan with the exception that incentive stock options may not be granted under the Inducement Plan. The Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the NASDAQ Listing Rules.

The Board has initially reserved 300,000 shares of the Company’s common stock for issuance pursuant to awards granted under the Inducement Plan. In accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules, awards under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the board of directors of the Company or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the Inducement Plan and the forms of stock option and restricted stock unit agreements to be used thereunder are filed herewith as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference. The above summary of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are being furnished herewith:

Exhibit	Description
99.1	Press Release dated December 7, 2020 of the Registrant.
10.1	Asset Purchase Agreement, dated December 6, 2020, by and between Iteris, Inc. and TrafficCast International, Inc.*
10.2	2020 Employment Inducement Incentive Award Plan
10.3	Form of Notice of Grant of Stock Option and Form of Stock Option Agreement for use with 2020 Employment Inducement Incentive Award
10.4	Form of Restricted Stock Unit Issuance Agreement for use with 2020 Employment Inducement Incentive Award Plan
*	Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2020
ITERIS, INC.,
a Delaware corporation

	By:	/s/ DOUGLAS L. GROVES
Douglas L. Groves
Senior Vice President and Chief Financial Officer